Exhibit 99.1 May 2025 Canadian Portfolio

C O N F I D E N T I A L Disclaimer & Forward-Looking Disclosure Certain of the matters discussed in this presentation, other than historical facts, constitute forward-looking statements within the meaning of the federal securities laws, and we intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in such federal securities laws. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words, or the negative of such terms or other comparable terminology, or by discussions of strategy. We may also make additional forward-looking statements from time to time. All such subsequent forward-looking statements, whether written or oral, by us or on our behalf, are also expressly qualified by these cautionary statements. Such statements include, but are not limited to, statements concerning our plans, strategies, initiatives, prospects, objectives, goals, future events, future revenues or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions and other information that is not historical information. All forward-looking statements, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them, but there can be no assurance that management’s expectations, beliefs and projections will result or be achieved. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission (the “SEC”) and are not intended to be a guarantee of our performance in future periods. We cannot guarantee the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For further information regarding risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the SEC, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Report on For 10-Q for the quarter ended March 31, 2025, copies of which may be obtained from our website at investors.smartstopselfstorage.com. This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties. 2

C O N F I D E N T I A L Table of Contents 1. Canadian Portfolio Overview 2. Greater Toronto Portfolio 3. Vancouver / Edmonton / Montréal 4. Property Appendices 3

C O N F I D E N T I A L SmartStop’s Opportunity in Canadian Market Self storage is a relatively new and bourgeoning product in Canada with utilization expected to increase going forward. Future Canadian Growth (2) Supply Per Capita Ratio U.S. National 6.3x Top 25 U.S. MSA Avg. 6.5x Selected Canadian CMAs 2.4x Canadian Market (1) Leader 93.0% 66.5% 41 3 3,645,300 35,910 123 Lease-Up Occupancy Operating Properties Provinces Total NRSF Units Acres Stabilized Occupancy (1) As of 4/30/2025 ; inclusive of subsequent property additions after period end (2) Sources: Claritas, Colliers, Green Street, SNL Financial, Statistics Canada, and The 2024 Self Storage Almanac 4

Greater Toronto Area Portfolio ("GTA")

GTA Highlights

- First Canadian Acquisition: November 2010 [1]
- 36 Operating Properties:
  - 3,360,800 NRSF
  - 32,815 Units
  - 110 Acres
- Sources of Acquisitions:
  - 5 High Occupancy Acquisitions
  - 13 Lease-Up Acquisitions
  - 2 Re-Development Properties
  - 15 Development Properties
  - 1 Certificate of Occupancy

Ownership and Pipeline



Barrie
Aurora
Vaughan
Markham
Oshawa
Bowmanville
Brampton
Toronto
Mississauga
Guelph
Milton
Kitchener
Oakville
Cambridge
Burlington
Hamilton
Brantford
SmartStop Self Storage
JOINT VENTURE PROPERTIES (12)
OWNED OPERATING PROPERTIES (13)
MANAGED OPERATING PROPERTIES (11)
JOINT VENTURE DEVELOPMENT PROPERTIES (2)
MANAGED DEVELOPMENT PROPERTIES (1)

(1) Strategic Storage Trust, Inc. ("SSTI"), an affiliate of our former sponsor, acquired its first property in the GTA on November 23, 2010. The property was immediately branded and began operating under the SmartStop® brand name. We subsequently acquired the property from SSTI on February 1, 2017, continuing to operate under the SmartStop brand name.

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C O N F I D E N T I A L Vancouver, Edmonton & Montréal Portfolio Map Map Map Vancouver, BC Edmonton, AB Montréal, QC 3 Managed Properties: 3 Development Properties (Managed) 1 SMA Property: • Edmonton – 88.5% Occupied (as of 4/30/25) • Kelowna – 89.8% Occupied (as of 4/30/25) • St. Albert – 93.7% Occupied (as of 4/30/25) 1 Managed Property: • Edmonton II – 42.2% Occupied (as of 4/30/25) • Franklin – 82.1% Occupied (as of 4/30/25) 2 Development Properties (Owned & Managed) 6

C O N F I D E N T I A L 4548 Dufferin St. | North York, ON (1) Acquired: November 23, 2010 Units 1,080 NRSF 124,600 (2) Occupancy 94.4% Ownership Type SMA Acres 4.64 ASSET MANAGEMENT STRATEGY • First Canadian acquisition, marking the beginning of a successful, long- Acquisition Type Lease-Up term business plan in Canada. • Acquired the property at 57% occupancy; executed on both physical and economic lease-up strategy. (3) • Rooftop is outfitted with solar panels, producing renewable solar energy 3-mile Population 319,525 and selling at attractive prices to Ontario Power Authority. • Situated in prime location with high density population, and only 1.5 SF/person storage supply in a 3-mile radius. CAD (3) 3-mile Median HH Income $83,252 • Opportunity to expand footprint and add between 40,000 – 65,000 additional NRSF. (1) Strategic Storage Trust, Inc. ( SSTI ), an affiliate of our former sponsor, acquired this property on November 23, 2010. We subsequently acquired the property from SSTI on February 1, 2017. (2) SF Occupancy as of 4/30/2025 (3) As of 2024 7

3136 Mavis Rd. | Mississauga, ON

Acquired: March 11, 2011 | Open: December 22, 2011 (1)

Units	810
NRSF	101,000
Occupancy(2)	92.3%
Ownership Type	SMA
Acres	4.73
Acquisition Type	Re-Development
3-mile Population(3)	300,480
3-mile Median HH Income(3)	CAD $94,976

Post Re-Development


SmartStop
Self Storage

Pre Re-Development




Mississauga

ASSET MANAGEMENT STRATEGY

- First re-development property in the Canadian portfolio, beginning with the acquisition of an existing vacant industrial building.
- Completed additional ground-up drive-up buildings.
- Location, development, and marketing platform drove property to high physical occupancy by year 3 following re-development.
- The first Canadian asset to have rooftop solar and generate renewable solar energy.
- Offers a variety of rental options, including drive-up units and short-term office space rentals.

(1) Strategic Storage Trust, Inc. ("SSTI"), an affiliate of our former sponsor, acquired this property on March 11, 2011. We subsequently acquired the property from SSTI on February 1, 2017. (2) SF Occupancy as of 4/30/2025 (3) As of 2024

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C O N F I D E N T I A L 8 Brewster Rd. | Brampton, ON (1) Acquired: September 12, 2011 | Open: August 1, 2013 Units 780 NRSF 91,700 (2) Occupancy 90.7% Ownership Type SMA Acres 4.36 ASSET MANAGEMENT STRATEGY • First ground-up development property in the Canadian portfolio. Acquisition Type Development • Aggressive lease-up strategy; accomplishing 70% occupancy by the end of the first full year. • Situated in prime location with high median household income and an (3) 3-mile Population 104,450 estimated 2.6% annual population growth. • Executed on revenue-add opportunities, including a billboard and rooftop solar. CAD (3) 3-mile Median HH Income• Property boasts a mix of drive-up, climate control, and office units. $118,418 (1) Strategic Storage Trust, Inc. ( SSTI ), an affiliate of our former sponsor, acquired this property on September 12, 2011. We subsequently acquired the property from SSTI on February 1, 2017. (2) SF Occupancy as of 4/30/2025 (3) As of 2024 9

C O N F I D E N T I A L 600 Granite Ct. | Pickering, ON (1) Acquired: August 29, 2013 | Open: January 1, 2015 Post Re-Development Pre Re-Development Units 770 NRSF 82,800 (1) Occupancy 95.2% Ownership Type SMA Acres 4.01 ASSET MANAGEMENT STRATEGY • Re-development of an existing building with additional expanded Re-Development Acquisition Type drive-up storage. • Great site exposure and visibility from Hwy 401. • Stabilized property, with occupancy rates regularly above 93%. (2) 3-mile Population 121,979 • Offers a variety of rental options, including climate control, drive-up units, and short-term office space rentals. CAD (2) 3-mile Median HH Income $129,308 (1) Strategic Storage Trust, Inc. ( SSTI ), an affiliate of our former sponsor, acquired this property on August 29, 2013. We subsequently acquired the property from SSTI on February 1, 2017. (2) SF Occupancy as of 4/30/2025 (3) As of 2024 10

C O N F I D E N T I A L 1207 Appleby Ln. | Burlington, ON Acquired: February 11, 2016 Units 830 NRSF 81,300 (2) Occupancy 94.1% Ownership Type SMA Acres 3.5 ASSET MANAGEMENT STRATEGY • Lease-up acquisition, acquired at 62.6% occupancy, including a Acquisition Type Lease-Up revenue-add long-term ground lease with large well-known retailer as lessee on out parcel. • Successfully sustained strong occupancy while optimizing pricing strategies. (3) 3-mile Population 133,031 • Situated in prime location with high median household income, and 2.7 SF/person storage supply in a 3-mile radius. CAD• Property offers 100% climate-control, 4 loading bays, and parking. (3) 3-mile Median HH Income $141,424 (1) SF Occupancy as of 4/30/2025 (2) As of 2024 11

C O N F I D E N T I A L 530 Martin St. | Milton, ON Acquired: February 11, 2016 Units 780 NRSF 69,300 (1) Occupancy 94.9% Ownership Type SMA Acres 1.96 ASSET MANAGEMENT STRATEGY • First high-occupancy acquisition in the Canadian portfolio, acquired at High Acquisition Type 86.5% occupancy. Occupancy • Consistently achieved high occupancy levels while implementing targeted rate increases. (2) 3-mile Population 98,051 • West of Toronto, just minutes off Hwy 401, in Milton, one of the fastest growing cities in GTA. • Facility situated amongst a high median household income with an estimated 4% annual population growth in a 3-mile radius. CAD (2) 3-mile Median HH Income $134,279 (1) SF Occupancy as of 4/30/2025 (2) As of 2024 12

C O N F I D E N T I A L 2055 Cornwall Rd. | Oakville, ON Acquired: February 11, 2016 Units 830 NRSF 100,300 (1) Occupancy 93.7% Ownership Type SMA Acres 3.51 ASSET MANAGEMENT STRATEGY • First certificate of occupancy acquisition in the Canadian portfolio. (2) Acquisition Type C/O • Also acquired with plans for 10 retail spaces, that leased up above 90% by 2019. • Executed on development plans to optimize excess land with large (3) well-known retailers as lessees on out parcels. 3-mile Population 107,888 • Highly occupied property with 3 convenient loading bays. • Located in an exceptionally affluent area with one of the highest CAD (3) household incomes in Ontario, in one of the province’s most expensive 3-mile Median HH Income $125,993 residential markets. (1) SF Occupancy as of 4/30/2025 (2) Certificate of Occupancy (3) As of 2024 13

480 S. Service Rd. W | Oakville, ON

Acquired: February 29, 2016

Units	810
NRSF	92,700
Occupancy[(1)]	93.0%
Ownership Type	SMA
Acres	4.26
Acquisition Type	High Occupancy
3-mile Population[(2)]	152,796
3-mile Median HH Income[(2)]	CAD $136,432




SmartSupplies
SmartStop
Toronto

ASSET MANAGEMENT STRATEGY

- High-occupancy acquisition, acquired at 79.0%, with great visibility off Hwy 403.
- Consistently achieved high occupancy levels while implementing targeted rate increases.
- Leverage the high 3-mile population and 3-mile median HH income in the surrounding area of the site.
- Gated property with a mix of drive-up, climate control, and parking.
- Located in an exceptionally affluent area with one of the highest household incomes in Ontario, in one of the province's most expensive residential markets.


Milton
Oakville

SmartStop Self Storage

(1) SF Occupancy as of 4/30/2025 (2) As of 2024

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C O N F I D E N T I A L 4491 Mainway Dr. | Burlington, ON Acquired: February 29, 2016 Units 470 NRSF 55,100 (1) Occupancy 92.3% Ownership Type SMA Acres 3.12 ASSET MANAGEMENT STRATEGY High • High-occupancy acquisition in the Burlington submarket, acquired at Acquisition Type 84% occupancy. Occupancy • Maintained high-occupancy while strategically increasing rates. • Clientele base consists of primarily long-term tenants. (2) 3-mile Population 130,570 • Variety of different rental options, including drive-up and climate control units. CAD• Actively monitoring municipal studies to assess potential for (2) 3-mile Median HH Income redevelopment or expansion, including possible approvals for $140,528 residential use. (1) SF Occupancy as of 4/30/2025 (2) As of 2024 15

C O N F I D E N T I A L 515 Centennial Rd. | Scarborough, ON (1) Acquired: April 2, 2013 | Open: October 5, 2016 Units 640 NRSF 69,200 (2) Occupancy 95.1% Ownership Type SMA Acres 2.85 ASSET MANAGEMENT STRATEGY • Ground-up development; strategically located with visibility off Hwy Acquisition Type Development 401. • Location, management, and marketing platform drove property to high physical occupancy within 3 years of opening. (3) 3-mile Population 141,991 • Property offers a mix of climate-control and drive-up units, with easy access minutes off the highway. • Monitoring municipal studies and zoning updates for potential mixed- CAD use designation, which could allow for mid-rise redevelopment (3) 3-mile Median HH Income $115,304 opportunities. (1) Strategic Storage Trust, Inc. ( SSTI ), an affiliate of our former sponsor, acquired this property on April 2, 2013. We subsequently acquired the property from SSTI on February 1, 2017. (2) SF Occupancy as of 4/30/2025 (3) As of 2024 16

C O N F I D E N T I A L 365 Fruitland Rd. | Stoney Creek, ON (1) Acquired: February 9, 2016 | Open: May 31, 2018 Units 910 NRSF 76,500 (2) Occupancy 89.7% Ownership Type SMA Acres 3.76 ASSET MANAGEMENT STRATEGY • Acquired as a development opportunity with pre-approved plans to Acquisition Type Development build. • Represented entry into new submarket, being Stoney Creek, Hamilton area. (3) 3-mile Population 53,787 • Property reached stabilization with high physical occupancy within two years of opening. • In process of expansion; adding 12,900 NRSF to the property. CAD (3) 3-mile Median HH Income • 100% climate-control units, with majority of tenant base utilizing our $97,229 tenant insurance program. (1) Strategic Storage Growth Trust, Inc. ( SSGT ), a private REIT sponsored by our former sponsor, acquired this property on February 9, 2016. We subsequently acquired the property on January 24, 2019, when we closed on our merger with SSGT. (2) SF Occupancy as of 4/30/2025 17 (3) As of 2024

C O N F I D E N T I A L 1120 Dupont St. | Toronto, ON (1) Acquired: October 10, 2019 Units 730 (3) NRSF 46,100 (2) Occupancy 96.3% (3) Ownership Type JV / SMA Acres 0.34 ASSET MANAGEMENT STRATEGY • JV lease-up property with SmartCentres REIT, one of the largest retail Acquisition Type Lease-Up REITs in Canada. • Acquired lease-up property at 37.1% occupancy, in in-fill location with only 1.9 SF/person storage supply in 3-mile radius. (4) • Highest population count within 3-mile ring in entire SmartStop 3-mile Population 696,209 portfolio. • Aggressive lease-up strategy accomplished 86% occupancy before the end of the first full year. CAD (4) 3-mile Median HH Income $91,883 • Strategically positioned within a densely populated 5-mile radius, serving 1,352,665 residents, providing strong demand fundamentals and growth potential. (1) Strategic Storage Growth Trust II, Inc. ( SSGT II ), a private REIT previously sponsored by a subsidiary of ours, acquired its 50% interest in this property on October 10, 2019. We subsequently acquired SSGT II's 50% interest in the property on June 1, 2022, when we closed on our merger 18 with SSGT II. (2) SF Occupancy as of 4/30/2025 (3) 50/50 Joint Venture purchase, represents 100% of asset (4) As of 2024

C O N F I D E N T I A L 69 Torbarrie Rd. | North York, ON (1) Acquired: May 17, 2016 | Open: March 2, 2020 Units 830 NRSF 84,700 (2) Occupancy 91.2% Ownership Type SMA Acres 1.46 ASSET MANAGEMENT STRATEGY • Large ground-up, multi-storey development, with environmentally Acquisition Type Development friendly Green Roof. • Location, development, and lease-up strategy achieved 90% physical occupancy in only 6 quarters. (3) 3-mile Population 311,881 • Positioned in prime location with high density population, great visibility, and only 1.7 SF/person storage supply in a 3-mile radius. • Visibility from Hwy 400 and 401; with over 200,000 cars per day traffic count. CAD (3) 3-mile Median HH Income $78,304 (1) Strategic Storage Growth Trust, Inc. ( SSGT ), a private REIT sponsored by our former sponsor, acquired this property on May 17, 2016. We subsequently acquired the property on January 24, 2019, when we closed on our merger with SSGT. 19 (2) SF Occupancy as of 4/30/2025 (3) As of 2024

C O N F I D E N T I A L 145 Wicksteed Ave. | East York, ON (1) Acquired: June 17, 2018 | Open: June 16, 2020 Units 1,000 (3) NRSF 99,500 (2) Occupancy 92.2% (3) Ownership Type JV / SMA Acres 2.23 ASSET MANAGEMENT STRATEGY • First JV development property with SmartCentres REIT, one of the Acquisition Type Development largest retail REITs in Canada. • Most competitive self-storage environment in greater Toronto area. • Aggressive lease-up and management platform achieved 86% physical (4) 3-mile Population 417,980 occupancy in less than 6 quarters. • Benefiting from a 5-mile population of 1,370,866, our facility is well- positioned to capture demand and maintain strong performance even CAD within one of the most competitive self-storage markets. (4) 3-mile Median HH Income $97,701 (1) Strategic Storage Trust IV, Inc. ( SST IV ), a public REIT previously sponsored by a subsidiary of ours, acquired its 50% interest in this property on June 17, 2018. We subsequently acquired SST IV's 50% interest in the property on March 17, 2021, when we closed on our merger 20 with SST IV. (2) SF Occupancy as of 4/30/2025 (3) 50/50 Joint Venture purchase, represents 100% of asset (4) As of 2024

C O N F I D E N T I A L 9910 Airport Rd. | Brampton, ON (1) Acquired: September 17, 2019 | Open: November 19, 2020 Units 1,050 (3) NRSF 100,200 (2) Occupancy 91.9% (3) Ownership Type JV / SMA Acres 1.34 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • The second JV development property with SmartCentres REIT. • Ground-up development property with over 1,000 storage units and (4) 3-mile Population 244,756 100,000+ of NRSF. • Situated in prime location with high median household income, 2.5% annual population growth, and only 1.5 SF/person storage supply in a CAD 3-mile radius. (4) 3-mile Median HH Income $114,694 • Aggressive lease-up strategy led to greater than 90% physical occupancy within 17 months of opening. (1) Strategic Storage Trust IV, Inc. ( SST IV ), a public REIT previously sponsored by a subsidiary of ours, acquired its 50% interest in this property on September 17, 2019. We subsequently acquired SST IV's 50% interest in the property on March 17, 2021, when we closed on our 21 merger with SST IV. (2) SF Occupancy as of 4/30/2025 (3) 50/50 Joint Venture purchase, represents 100% of asset (4) As of 2024

C O N F I D E N T I A L 50 Cityview Blvd. | Vaughan, ON (1) Acquired: August 21, 2019 | Open: January 29, 2021 Units 880 (2) NRSF 85,000 (2) Occupancy 93.2% (3) Ownership Type JV / SMA Acres 1.58 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • The third JV development property with SmartCentres REIT. • Four-storey facility positioned off Hwy 400, providing great visibility; (4) 3-mile Population 120,599 located in a busy retail centre that includes a Walmart Supercentre and Home Depot. • Surrounded by residential communities in a 3-mile radius with an average HH income of $144,331. CAD (4) 3-mile Median HH Income $144,331 • Aggressive lease-up strategy achieved more than 92% physical occupancy by the end of the fourth quarter. (1) Strategic Storage Trust IV, Inc. ( SST IV ), a public REIT previously sponsored by a subsidiary of ours, acquired its 50% interest in this property on August 21, 2019. We subsequently acquired SST IV's 50% interest in the property on March 17, 2021, when we closed on our 22 merger with SST IV. (2) SF Occupancy as of 4/30/2025 (3) 50/50 Joint Venture purchase, represents 100% of asset (4) As of 2024

C O N F I D E N T I A L 450 Iroquois Shore Rd. | Oakville, ON Acquired: April 16, 2021 Units 1,070 NRSF 81,500 (1) Occupancy 95.6% Ownership Type SMA Acres 0.57 ASSET MANAGEMENT STRATEGY • Lease-up acquisition, with over 1,000 units, in a six-storey 100% Acquisition Type Lease-Up climate-controlled building. • Acquired the property at 42% physical occupancy and achieved over 90% occupancy by the end of the first year. (2) 3-mile Population 138,747 • Situated in prime location with high median household income, and 1.5 SF/person storage supply in a 3-mile radius. • Located in an exceptionally affluent area with one of the highest CAD household incomes in Ontario, in one of the province’s most (2) 3-mile Median HH Income $136,554 expensive residential markets. (1) SF Occupancy as of 4/30/2025 (2) As of 2024 23

C O N F I D E N T I A L 600 Fox St. | Oshawa, ON (1) Acquired: September 24, 2018 | Open: August 21, 2021 Units 950 (3) NRSF 92,700 (2) Occupancy 94.1% (3) Ownership Type JV / SMA Acres 1.99 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • The fourth JV development property with SmartCentres REIT. • Four-storey facility located in Oshawa, one of the fastest growing (4) 3-mile Population 121,661 economies in Canada. • The only new-generation, climate-controlled storage facility in Oshawa. CAD (4) 3-mile Median HH Income • Aggressive lease-up strategy, achieving 88% physical occupancy $86,239 within 11 months of opening. (1) Strategic Storage Trust IV, Inc. ( SST IV ), a public REIT previously sponsored by a subsidiary of ours, acquired its 50% interest in this property on September 24, 2018. We subsequently acquired SST IV's 50% interest in the property on March 17, 2021, when we closed on our 24 merger with SST IV. (2) SF Occupancy as of 4/30/2025 (3) 50/50 Joint Venture purchase, represents 100% of asset (4) As of 2024

C O N F I D E N T I A L 801 Milner Ave. | Scarborough, ON (1) Acquired: January 29, 2019 | Open: November 19, 2021 Units 1,000 (2) NRSF 98,000 (1) Occupancy 93.2% (2) Ownership Type JV / SMA Acres 1.2 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • The sixth JV development property with SmartCentres REIT. • Five-storey, 100% climate-controlled building, situated within a (3) 3-mile Population 218,629 neighborhood retail center with heavy foot traffic. • Located NE of Central Toronto, supporting urban and suburban customer base. CAD (3) 3-mile Median HH Income • Property reached 90% physical occupancy after only 17 months $91,158 post-open and has held over 90% occupancy. (1) Strategic Storage Trust IV, Inc. ( SST IV ), a public REIT previously sponsored by a subsidiary of ours, acquired its 50% interest in this property on January 29, 2019. We subsequently acquired SST IV's 50% interest in the property on March 17, 2021, when we closed on our 25 merger with SST IV. (2) SF Occupancy as of 4/30/2025 (3) 50/50 Joint Venture purchase, represents 100% of asset (4) As of 2024

1197 Plains Rd. E | Burlington, ON

Acquired: September 20, 2022

Units	910
NRSF	95,900
Occupancy[1]	91.7%
Ownership Type	SST VI
Acres	5.99
Acquisition Type	High Occupancy
3-mile Population[2]	101,806
3-mile Median HH Income[2]	CAD $111,114



SmartStop
Self Storage
The Smarter Way To Store®



ASSET MANAGEMENT STRATEGY

- Part of our Managed REIT Platform; SST VI.
- High occupancy acquisition, acquired at 95.6% occupancy, situated in a residential growth area with high median household income and great visibility from Queen Elizabeth Way and Hwy 403.
- Large physical footprint, offering customers wide driveways, both climate-control and drive-up units, as well as parking.
- Monitoring the application process for a neighboring property that may allow for high-rise residential development, presenting potential future expansion or redevelopment opportunities.



Burlington
Royal Botanical Gardens Canada
Hamilton

SmartStop Self Storage

(1) SF Occupancy as of 4/30/2025 (2) As of 2024

26

C O N F I D E N T I A L 87 Goulding Ave. | Aurora, ON (1) Acquired: November 20, 2020 | Open: December 20, 2022 Units 960 (2) NRSF 99,500 (2) Occupancy 94.9% (3) Ownership Type JV / SMA Acres 3.57 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • The seventh JV development property with SmartCentres REIT. • The first Class-A, multi-storey storage facility in Aurora, with easy (4) access to Hwy 404. 3-mile Population 65,284 • High median household income location, surrounded by several well- known retailers. CAD (4) • Achieved 41% physical occupancy in less than four months from 3-mile Median HH Income $134,903 opening, and 71% in ten months. • Enclosed climate-control loading bay and high-speed doors. (1) Strategic Storage Growth Trust II, Inc. ( SSGT II ), a private REIT previously sponsored by a subsidiary of ours, acquired its 50% interest in this property on November 20, 2020. We subsequently acquired SSGT II's 50% interest in the property on June 1, 2022, when we closed on our 27 merger with SSGT II. (2) SF Occupancy as of 4/30/2025 (3) 50/50 Joint Venture purchase, represents 100% of asset (4) As of 2024

111 Savage Dr. | Cambridge, ON

Acquired: December 20, 2022

SSTVI
STRATEGIC STORAGE TRUST

Units	1,250
NRSF	193,200
Occupancy[1]	83.8%
Ownership Type	SST VI
Acres	11.6
Acquisition Type	Lease-Up
3-mile Population[2]	92,813
3-mile Median HH Income[2]	CAD $ 97,090


SmartStop
Self Storage



ASSET MANAGEMENT STRATEGY

- Part of our Managed REIT Platform; SST VI.
- Lease-up acquisition, acquired at 70.2% occupancy, that was originally an industrial building, converted to self-storage in 2019.
- Largest footprint facility at 11.6 acres, including a mix of climate control, drive-up, commercial tenants, and over 300 parking spaces.
- Boasts a drive-through load area known as the "red carpet" thanks to the textured coating on the floor.
- Achieved over two hundred rentals in only two months, and over 80% physical occupancy in less than eight months.


Guelph
Kitchener
Burlington
Hamilton
Brantford

SmartStop Self Storage

(1) SF Occupancy as of 4/30/2025 (2) As of 2024

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C O N F I D E N T I A L th 10820 119 St. NW | Edmonton, AB Acquired: January 31, 2023 Units 495 NRSF 48,800 (1) Occupancy 88.5% Ownership Type SST VI Acres 1.33 ASSET MANAGEMENT STRATEGY • Part of our Managed REIT Platform; SST VI. Acquisition Type Lease-Up • Lease-up acquisition, acquired at 20% occupancy, marking our first facility acquired outside of Ontario, expanding our footprint to Alberta. (2) 3-mile Population 197,607 th • Edmonton is the capital of Alberta and the 5 most populous city in Canada. • High 3-mile population density, with opportunity to drive growth CAD utilizing surrounding resident base. (2) 3-mile Median HH Income $ 66,872 • Property grew from 20% occupancy to 80% occupancy in less than 4 months, including 132 rentals in the month of April 2023. (1) SF Occupancy as of 4/30/2025 (2) As of 2024 29

C O N F I D E N T I A L 1450 Don Mills Rd. | Toronto, ON Acquired: January 31, 2023 Units 1,140 NRSF 128,000 (1) Occupancy 89.5% Ownership Type SST VI Acres 4.88 ASSET MANAGEMENT STRATEGY • Part of our Managed REIT Platform; SST VI. Acquisition Type Lease-Up • Lease-up acquisition, acquired at 31.4% occupancy, with over 1,000 climate-controlled units, and 275 parking spaces. • Historic three-storey climate-control building, with the second most (2) 3-mile Population 323,595 NRSF and one of the highest unit counts of all Canadian assets. • Reached over 50% physical occupancy, and more than 370 rentals in less than 4 months. CAD (2) • Severed 1.85-acre land offers significant optionality, enabling future 3-mile Median HH Income $ 91,736 development, expansion, or sale opportunities. (1) SF Occupancy as of 4/30/2025 (2) As of 2024 30

C O N F I D E N T I A L 24 Vodden St. E | Brampton, ON (1) Acquired: February 24, 2021 | Open: March 2, 2023 Units 1,070 (3) NRSF 97,000 (2) Occupancy 92.8% (3) Ownership Type JV / SMA Acres 1.52 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • The eighth JV development property with SmartCentres REIT. • The third SmartStop facility in Brampton; located within a high-traffic (4) 3-mile Population 325,964 retail center, strong visibility, and quick access off Hwy 410. • High 3-mile population density, only 1.6 SF/person storage supply. CAD • Achieved over two hundred rentals within two months opening. (4) 3-mile Median HH Income $ 101,748 (1) Strategic Storage Trust IV, Inc. ( SST IV ), a public REIT previously sponsored by a subsidiary of ours, acquired its 50% interest in this property on February 24, 2021. We subsequently acquired SST IV's 50% interest in the property on March 17, 2021, when we closed on our 31 merger with SST IV. (2) SF Occupancy as of 4/30/2025 (3) 50/50 Joint Venture purchase, represents 100% of asset (4) As of 2024

1615 Franklin St. | Vancouver, BC

Acquired: May 4, 2023

SSTVI
STRATEGIC STORAGE TRUST

Units	930
NRSF	59,200
Occupancy[(1)]	82.1%
Ownership Type	SST VI
Acres	0.4
Acquisition Type	Lease-Up
3-mile Population[(2)]	430,984
3-mile Median HH Income[(2)]	CAD $ 91,536





ASSET MANAGEMENT STRATEGY

- Part of our Managed REIT Platform; SST VI.
- Lease-up acquisition, acquired at 37.2% occupancy, marking the first facility in British Columbia, expanding our footprint to three provinces in Canada.
- Newly built Class A facility, located less than 10 minutes from downtown Vancouver, with a high 3-mile population density and great visibility.
- Leveraging an aggressive lease-up strategy to build physical occupancy and pave the way for future SmartStop growth in British Columbia.
- 7-storey facility offers a garage, drive-through loading area, and inside parking.
- Additional 20,795 NRSF and 457 units added to facility in September 2024.


West Vancouver
North Vancouver
Stanley Park
Vancouver
Burnaby

SmartStop Self Storage

(1) SF Occupancy as of 4/30/2025 (2) As of 2024

32

C O N F I D E N T I A L 411 Cityview Blvd. | Vaughan, ON Acquired: June 19, 2023 Units 1,155 NRSF 109,300 (1) Occupancy 94.1% Ownership Type SST VI Acres 2.8 ASSET MANAGEMENT STRATEGY • Part of our Managed REIT Platform; SST VI. Acquisition Type Lease-Up • Lease-up acquisition, acquired at 70.5% occupancy, located in Vaughan, with excellent visibility from Hwy 400. • 100% climate-controlled facility, that boasts 3-bay indoor loading area, (2) 3-mile Population 120,823 differentiating us from competitors. • SmartStop has a successful, multiple year track record that is already established in Vaughan. CAD (2) 3-mile Median HH Income $ 144,330 (1) SF Occupancy as of 4/30/2025 (2) As of 2024 33

C O N F I D E N T I A L 19 Esandar Dr. | Toronto, ON Acquired: June 19, 2023 Units 1,225 NRSF 118,300 (1) Occupancy 94.2% Ownership Type SST VI Acres 1.4 ASSET MANAGEMENT STRATEGY • Part of our Managed REIT Platform; SST VI. Acquisition Type Lease-Up • Lease-up acquisition, acquired at 70.4% occupancy, within Leaside; the most competitive trade area in Canada. • 100% climate-controlled facility, with over 1,200 units. (2) 3-mile Population 488,771 • Situated in population-dense location with high median household income, and only 2.5 SF/person storage supply in a 3-mile radius. CAD • Benefiting from a 5-mile population of approximately 1,391,324 (2) 3-mile Median HH Income residents, positioning the property to capture consistent, long-term $ 94,529 demand in a densely populated market. (1) SF Occupancy as of 4/30/2025 (2) As of 2024 34

C O N F I D E N T I A L 1230 Lakeshore Rd. E | Mississauga, ON Acquired: June 19, 2023 Units 860 NRSF 93,900 (1) Occupancy 91.7% Ownership Type SST VI Acres 3.9 ASSET MANAGEMENT STRATEGY High • Part of our Managed REIT Platform; SST VI. Acquisition Type Occupancy • High-occupancy acquisition, acquired at 81.9% occupancy, located in Mississauga, where SmartStop has a 9-year operating track record. • Prime location with nearest competitor 2 miles away. (2) 3-mile Population 122,946 • Plans for 8000+ residential units, 1.5M SF employment space, and 180,000 commercial space in surrounding area. CAD • 8.6% occupancy growth, and 96 rentals in the first 3 weeks. (2) 3-mile Median HH Income $ 93,423 (1) SF Occupancy as of 4/30/2025 (2) As of 2024 35

C O N F I D E N T I A L 2068 S. Sheridan Way | Mississauga, ON Acquired: June 19, 2023 Units 1,240 NRSF 119,400 (1) Occupancy 81.8% Ownership Type SST VI Acres 2.4 ASSET MANAGEMENT STRATEGY • Part of our Managed REIT Platform; SST VI. Acquisition Type Lease-Up • Lease-up acquisition, acquired at 15.5% occupancy, built in 2022, with direct visibility to the Queen Elizabeth Hwy. • This facility will provide coverage of the Mississauga/Oakville border, (2) 3-mile Population 133,310 opening a new market for the SmartStop brand. • Utilize an aggressive lease-up strategy, positioned to fully stabilize in less than 4 years. CAD (2) 3-mile Median HH Income • 66.3% occupancy growth since date of acquisition. $ 121,144 (1) SF Occupancy as of 4/30/2025 (2) As of 2024 36

C O N F I D E N T I A L 24 Sanford Ave. N | Hamilton, ON Acquired: June 19, 2023 Units 450 NRSF 42,300 (1) Occupancy 91.0% Ownership Type SST VI Acres 1.6 ASSET MANAGEMENT STRATEGY • Part of our Managed REIT Platform; SST VI. Acquisition Type Lease-Up • Lease-up acquisition, acquired at 77.9% occupancy, with an expansion opportunity on the north section of the site. • Property is positioned in population-dense location with only 1.9 (2) 3-mile Population 214,401 SF/person storage supply in a 3-mile radius. • Offers a variety of rental options, including, climate-control, drive-up, parking, and short-term office space rental. CAD (2) 3-mile Median HH Income $ 72,411 (1) SF Occupancy as of 4/30/2025 (2) As of 2024 37

C O N F I D E N T I A L 1770 Appleby Line | Burlington, ON Acquired: June 19, 2023 Units 555 NRSF 57,000 (1) Occupancy 90.0% Ownership Type SST VI Acres 5.0 ASSET MANAGEMENT STRATEGY • Part of our Managed REIT Platform; SST VI. Acquisition Type Lease-Up • Lease-up acquisition, acquired at 53.6% occupancy, with direct visibility from Appleby Line. • 100% climate-controlled facility, built in 2020. (2) 3-mile Population 126,846 • 36.4% occupancy growth since date of acquisition. • Re-development business plan underway, with expansion under construction, adding 565 units and 53,950 NRSF. CAD (2) 3-mile Median HH Income $ 142,445 (1) SF Occupancy as of 4/30/2025 (2) As of 2024 38

7 Ingram Dr. | Toronto, ON

Acquired: June 19, 2023

Units	770
NRSF	81,900
Occupancy[1]	89.3%
Ownership Type	SSGT III
Acres	4.1
Acquisition Type	High Occupancy
3-mile Population[2]	425,065
3-mile Median HH Income[2]	CAD $ 85,821


Welcome Centre


EXPANSION

ASSET MANAGEMENT STRATEGY

- Part of our Managed REIT Platform; SSGT III.
- High-occupancy acquisition, acquired at 85% occupancy, featuring a modern 2020 build on 4.1 acres with outstanding visibility along Keele St., a major north-south artery in Toronto.
- Approximately 1.7 acres of excess land under review for various value-add strategies, including potential severance, alternative use development, or expansion of self-storage operations through a multi-storey, climate-controlled frontage addition.
- Strategically positioned within a densely populated 5-mile radius of approximately 1,159,506 residents, providing a strong and sustainable demand base for self-storage services.


Toronto
Mississauga
ETOBICOKE
PARKDALE
DOWNSVIEW
REXDALE
EAST YORK

(1) SF Occupancy as of 4/30/2025 (2) As of 2024

39

C O N F I D E N T I A L 60 Taunton Rd. E | Whitby, ON Acquired: January 5, 2023 | Open: January 18, 2024 Units 870 (2) NRSF 87,200 (1) Occupancy 93.6% (2) Ownership Type JV / SMA Acres 1.42 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • The ninth JV development property with SmartCentres REIT. • Located along Taunton Rd E, supplying great visibility and high daily (3) 3-mile Population 116,883 traffic count. • High median household income location, in one of the fastest growing municipalities in the GTA with an average of 3,000 new CAD residents per year. (3) 3-mile Median HH Income $ 135,133 • Achieved over one hundred rentals within three months opening. (1) SF Occupancy as of 4/30/2025 (2) 50/50 Joint Venture purchase, represents 100% of asset (3) As of 2024 40

C O N F I D E N T I A L 506 Copper Creek Dr. | Markham, ON (1) Acquired: January 31, 2022 | Open: May 27, 2024 Units 930 (3) NRSF 94,800 (2) Occupancy 89.8% (3) Ownership Type JV / SMA Acres 1.43 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • The tenth JV development property with SmartCentres REIT. • Located within a Walmart Supercentre plaza, which draws a steady (4) 3-mile Population 107,453 flow of traffic and potential customer base. • Achieved over one hundred rentals within six weeks opening. CAD (4) 3-mile Median HH Income $127,680 (1) Strategic Storage Growth Trust II, Inc. ( SSGT II ), a private REIT previously sponsored by a subsidiary of ours, acquired its 50% interest in this property on January 31, 2022. We subsequently acquired SSGT II's 50% interest in the property on June 1, 2022, when we closed on our 41 merger with SSGT II. (2) SF Occupancy as of 4/30/2025 (3) 50/50 Joint Venture purchase, represents 100% of asset (4) As of 2024

8 Inglewood Dr. | St. Albert, AB

Acquired: August 7, 2024

STRATEGIC STORAGE GROWTH TRUST III

Units	310
NRSF	37,500
Occupancy[(1)]	93.7%
Ownership Type	SSGT III
Acres	6.55
Acquisition Type	Lease-Up
3-mile Population[(2)]	78,469
3-mile Median HH Income[(2)]	CAD $ 125,723


SmartStop
Self Storage



ASSET MANAGEMENT STRATEGY

- Part of our Managed REIT Platform; SSGT III.
- Lease-up acquisition built in 2023, acquired at 25.2% occupancy, already zoned for expansion and development on the 6.55-acre lot.
- Second facility in Alberta, located near St. Albert Trail, a major thoroughfare with high daily traffic count.
- Newest self storage facility in the area, located in an affluent suburb of Edmonton, with a high 3-mile median household income.
- Expansion opportunity that will add 70,450 NRSF to the existing property.


Edmonton


Phase 2
Phase 1

SmartStop Self Storage
(1) SF Occupancy as of 4/30/2025 (2) As of 2024
42

C O N F I D E N T I A L 550 Centennial Parkway N. | Stoney Creek, ON Acquired: November 11, 2023 | Open: October 25, 2024 Units 970 (2) NRSF 100,000 (1) Occupancy 32.4% (2) Ownership Type JV / SST VI Acres 1.33 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • Part of our Managed REIT Platform; SST VI. • Eleventh JV development property with SmartCentres REIT. (3) 3-mile Population 107,325 • Brand new 4-storey climate-controlled facility with the lease-up projected to occur over 42 months, approximately 2,200 SF/month. CAD • Site is located within a Walmart Supercentre plaza and good visibility (3) 3-mile Median HH Income from the QEW (100,000 cars/day), allowing the site to receive strong $81,382 visibility. (1) SF Occupancy as of 4/30/2025 (2) 50/50 Joint Venture purchase, represents 100% of asset (3) As of 2024 43

C O N F I D E N T I A L 14135 128 Ave. NW | Edmonton, AB Acquired: December 17, 2024 Units 560 NRSF 65,000 (1) Occupancy 42.2% Ownership Type SSGT III Acres 2.84 ASSET MANAGEMENT STRATEGY (2) • Part of our Managed REIT Platform; SSGT III. Acquisition Type C/O • This property serves both urban and suburban trade areas in Northwest Edmonton and will reinforce SmartStop’s presence in the Greater Edmonton Area and Alberta. (3) 3-mile Population 118,118 • Located 2.6 miles Northwest of SmartStop’s other Edmonton property on 119 St and is about 5.0 miles Southeast of the St. Albert location. • Leverage the site being the newest Class A self-storage facility in the CAD (3) surrounding trade area. 3-mile Median HH Income $81,172 (1) SF Occupancy as of 4/30/2025 (2) Certificate of Occupancy (3) As of 2024 44

341 Mapleview Drive West | Barrie, ON

Acquired: February 11, 2025

STRATEGIC
STORAGE GROWTH TRUST III

Units	740
NRSF	89,400
Occupancy[(1)]	60.0%
Ownership Type	SSGT III
Acres	5.02
Acquisition Type [(2)]	C/O
3-mile Population[(3)]	43,431
3-mile Median HH Income[(3)]	CAD $112,248


SmartStop
Self Storage
SELF STORAGE



ASSET MANAGEMENT STRATEGY

- Part of our Managed REIT Platform; SSGT III.
- The first acquisition in Ontario outside of the Greater Toronto and Hamilton Area Located in a growing area of Barrie on Mapleview Drive West.
- Strong traffic count of about 16,000 cars per day and is adjacent to a planned grocery-anchored plaza.
- Lease-up of the existing interior and drive-up building is projected to occur over 24 months, representing about 990 SF/month or 10 units/month.
- Newly-built facility in an affluent and growing city with a median income of approximately $105,000 in the 5-mile area.


Barrie
Essa
Utopia
Stroud
Thornton

SmartStop Self Storage

(1) SF Occupancy as of 4/30/2025 (2) Certificate of Occupancy (3) As of 2024

45

C O N F I D E N T I A L 948 Ellis St. | Kelowna, BC Acquired: April 15, 2025 Units 800 NRSF 74,000 (1) Occupancy 89.8% Ownership Type SMA Acres 1.0 ASSET MANAGEMENT STRATEGY High • High-occupancy acquisition, acquired at 88.1% occupancy, marking Acquisition Type Occupancy our second property in the British Columbia province. • Lease-up of the facility is projected to occur over 12 months, representing about 560 SF/month or 6 units/month. (2) 3-mile Population 73,340 • Class A modern facility in an affluent and growing city with a median income of about $90,700 in the 5-mile area and a 5-year population growth projection of 10%. CAD (2) 3-mile Median HH Income $88,990 (1) SF Occupancy as of 4/30/2025 (2) As of 2024 46

C O N F I D E N T I A L 494 Gilbert Ave. | York, ON Acquired: December 14, 2021 | Open: April 16, 2025 Units 1,500 (2) NRSF 121,500 (1) Occupancy 5.6% (2) Ownership Type JV / SST VI Acres 1.0 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • Part of our Managed REIT Platform; SST VI. • Twelfth JV development property with SmartCentres REIT. (3) 3-mile Population 476,086 • Lease-up of the facility is projected to occur under 48 months, which represents approximately 2,700 SF/month. CAD • Class A modern facility in an affluent and growing city with a median (3) 3-mile Median HH Income income of about $92,305 in the 5-mile area and a 5-mile population of $89,867 1,327,615 residents. (1) SF Occupancy as of 4/30/2025 (2) 50/50 Joint Venture purchase, represents 100% of asset (3) As of 2024 47

Coming Soon

1480 Jane St. | Toronto, ON

Projected Soft Open: June 2025

Units	1,090
NRSF [2]	100,250
Occupancy[1]	New Build
Ownership Type [2]	JV / SST VI
Acres	1.67
Acquisition Type	Development
3-mile Population[3]	344,867
3-mile Median HH Income[3]	CAD $86,406


1'-0"
SmartStop
Self Storage
SSSS-CL193x0463.120B
62'-8"
19101mm
SSSS-CL012x0133.120A


CANADIAN PACIFIC RAILWAY
N

ASSET MANAGEMENT STRATEGY

- JV development property with SmartCentres REIT, one of the largest retail REITs in Canada.
- Part of our Managed REIT Platform; SST VI.
- Constructing a Class A facility with SmartCentres, that contains additional land area for potential future development.
- Facility will be 6-storeys, with approximately 100,250 NRSF and 1,090 storage units.
- This will mark the fourth Smartstop asset in Alberta, strengthening our brand presence in the surrounding area.


Brampton
Toronto
Mississauga

SmartStop Self Storage

(1) Baseline SF Occupancy (2) 50/50 Joint Venture purchase, represents 100% of asset (3) As of 2024

49

C O N F I D E N T I A L 2990 Blvd. Sunnybrooke | Dorval, QC Projected Soft Open: June 2025 Units 1,200 (2) NRSF 112,000 (1) Occupancy New Build (2) Ownership Type JV / SST VI Acres 2.22 ASSET MANAGEMENT STRATEGY • JV development property with SmartCentres REIT, one of the largest Acquisition Type Development retail REITs in Canada. • Part of our Managed REIT Platform; SST VI. • Constructing a Class A, 5-storey facility, with approximately 112,000 (3) 3-mile Population 124,933 NRSF, projecting a lease-up period to occur under 48 months. • SmartStop’s first property in Quebec, expanding our footprint into a new province and strengthening our presence across Canada. CAD (3) 3-mile Median HH Income $104,224 (1) Baseline SF Occupancy (2) 50/50 Joint Venture purchase, represents 100% of asset (3) As of 2024 50